FIRST AMENDMENT TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                   SAW MILL CREEK II LIMITED DIVIDEND HOUSING
                         ASSOCIATION LIMITED PARTNERSHIP


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of Saw Mill Creek II Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership (the "First Amendment") is being entered into as of the date written below by and between Raymond T. Cato, Jr. and Christopher R. Cato as the general partner (collectively the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.


                                    RECITALS


         WHEREAS, Saw Mill Creek II Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership (the "Partnership") filed a certificate of limited partnership with the Michigan Secretary of State on February 26, 1998. A partnership agreement dated May 24, 2000 was entered into by and between the General Partner and the Original Limited Partner (the "Original Partnership Agreement").

         WHEREAS, a Restated Certificate of Limited Partnership was filed on November 5, 2001 with the Michigan Secretary of State (the "Restated Certificate of Limited Partnership").

         WHEREAS, on May 20, 2002, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding as the investor limited partner and the Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding hereby agrees to withdraw as a limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Holding.

         WHEREAS, the General Partner and the Special Limited Partner agree to admit the Limited Partner as a limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and the Limited Partner agrees to accept all the rights, title, interest and obligations of the Limited Partner specified in the Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

Section 1.47 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         Section 1.47 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.




                      [signatures begin on following page]

         IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of Saw Mill Creek II Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership, is made and entered into as of June 5, 2002.

                                 GENERAL PARTNER

                                 /s/ RAYMOND T. CATO, JR.
                                 Raymond T. Cato, Jr.


                                 /s/ CHRISTOPHER R. CATO
                                 Christopher R. Cato

                                 WITHDRAWING LIMITED PARTNER

                                 WNC Holding, LLC

                                 By:     WNC & ASSOCIATES, INC.
                                         Managing Member

                                         By:      /s/ DAVID N. SHAFER
                                                  David N. Shafer,
                                                  Executive Vice President

                                 LIMITED PARTNER

                                 WNC Housing Tax Credit Fund VI, L.P., Series 9

                                 By:     WNC & ASSOCIATES, INC.
                                         General Partner

                                         By:      /s/ DAVID N. SHAFER
                                                  David N. Shafer,
                                                  Executive Vice President


Signatures continue on next page...

                                    SPECIAL LIMITED PARTNER

                                    WNC Housing, L.P.

                                    By:     WNC & Associates, Inc.,
                                            General Partner

                                            By:      /s/ DAVID N. SHAFER
                                                     David N. Shafer,
                                                     Executive Vice President